UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 14, 2005


                              Winfield Capital Corp
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          New York                     33-94322                   13-2704241
 ------------------------      ------------------------      ------------------
 (State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


                             SBA Receivership Office
                       Winfield Capital Corp. Receivership
                        666 11th Street, N.W., Suite 200
                             Washington, D.C. 20001
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code:   (202) 272-3621
                                                           ------------------


             237 Mamaroneck Avenue, White Plains, New York   10605
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

ITEM 1.03.  Bankruptcy or Receivership

         As previously reported by Winfield Capital Corp. (the "Registrant") on its Form 8-K filed on October 7, 2005, the United States Small Business Administration (the "SBA"), an agency of the federal government, filed a complaint in the United States District Court for the Southern District of New York (the "Court") alleging a breach of the terms of the Registrant's forbearance agreement dated as of March 23, 2005, previously filed as an exhibit to the Registrant's Form 8-K filed on April 8, 2005. The SBA, in filing the complaint, requested, among other things, that the Court approve and enter the Consent Order and Judgment (the "Consent Order"), that the Court take exclusive jurisdiction of the Registrant, and all of its assets wherever located and appoint the SBA as permanent receiver of the Registrant for the purpose of liquidating all of the Registrant's assets and satisfying the claims of its legitimate creditors in the order of priority as determined by the Court, and that the Registrant's license to operate as a Small Business Investment Company shall be revoked upon the wind-up and conclusion of the receivership.

         The Court entered the Consent Order on October 14, 2005 and appointed the SBA as the receiver of the Registrant. The SBA is in the process of taking control over the operations of the Registrant pursuant to the Consent Order. A copy of the Consent Order is attached hereto as an exhibit.

         On October 25, 2005, the SBA retained Edward G. Broenniman as the principal agent for the Receiver. Mr. Broenniman can be contacted at (202) 272-3621.

         As described in greater detail below under Item 4.01, the Registrant has not timely filed its quarterly report on Form 10-Q for the quarter ended September 30, 2005 with the Securities and Exchange Commission (the "SEC"). The Registrant may not be able to file the Form 10-Q for the quarter ended September 30, 2005 and its future periodic reports with the SEC on a timely basis, if at all.


Item 4.01   Changes in the Registrant's Certifying Accountant.

         On November 15, 2005, in its capacity as the receiver, the SBA filed a Form 12b-25 (the "Notification of Late Filing") on behalf of the Registrant noting that the SBA was completing its review and analysis of the information necessary to file the Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 2005. The Notification of Late filing indicated that the SBA was unable to assess whether the Registrant would be able to file its Form 10-Q for the quarter ended September 30, 2005 on a timely manner, if at all. The Registrant had previously reported in its Form 8-K filed on October 7, 2005, that there can be no assurance that it will be able to file its future periodic reports with the Securities and Exchange Commission in a timely manner.

         On October 24, 2005, the Registrant's independent registered accounting firm, Lazar Levine & Felix, LLP, sent the Registrant a letter terminating its engagement.

         Lazar Levine & Felix, LLP's report on the Registrant's financial statement for the year ending March 31, 2005 and March 31, 2004, did not contain an adverse opinion or disclaimer of opinion but included an explanatory paragraph expressing substantial doubt regarding the Registrant's ability to continue as a going concern.

         During the Registrant's two most recent fiscal years and subsequent interim periods (i) there were no disagreements with Lazar Levine & Felix, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar Levine & Felix LLP, would have caused Lazar Levine & Felix, LLP to make reference to the subject matter of the disagreements in their report on the financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Lazar Levine & Felix, LLP has been provided a copy of the above disclosures, which is made in response to Item 304 of Regulation S-K. Lazar Levine & Felix, LLP was requested to furnish a letter stating whether or not it agrees with such disclosure. A copy of such letter from Lazar Levine & Felix, LLP dated November 22, 2005 is filed as Exhibit 16.1 to this report on Form 8-K.

         The Registrant has not timely filed its quarterly report on Form 10-Q for the quarter ended September 30, 2005 with the SEC. The Registrant may not be able to file the Form 10-Q for the quarter ended September 30, 2005 and its future periodic reports with the SEC on a timely basis, if at all.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         As noted in Item 1.03 above, the SBA was appointed as the receiver of the Registrant on October 14, 2005. The Consent Order entered by the Court dismissed the directors, officers, employees, managers, investment advisors and agents of the Registrant as of October 14, 005.

Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits

                  16.1 Letter from Lazar Levine & Felix LLP dated November 22, 2005 regarding Form 8-K disclosure.
                  99.1     Press Release dated November 22, 2005.
                  99.2     Consent Order and Judgment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Winfield Capital Corp.

November 22, 2005                      By: U. S. Small Business Administration,
                                           Receiver for Winfield Capital Corp.


                                       By: /s/ EDWARD G. BROENNIMAN
                                           -------------------------------------
                                           Edward G. Broenniman,

                                           Principal Agent for the Receiver